UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2012

Annual

Repor t

Western Asset

High Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund

Fund objective

The Fund seeks high current income.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset High Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Fund for the twelve-month reporting period ended July 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective September 1, 2012, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan and Walter E. Kilcullen. Messrs. Walsh and Buchanan have been responsible for the day-to-day management of the Fund since 2006. Mr. Kilcullen has been responsible for the day-to-day management of the Fund since September 2012. Messrs. Walsh, Buchanan and Kilcullen have been employed by Western Asset Management Company (“Western Asset”) as investment professionals for more than five years. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 1, 2012

Western Asset High Income Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended July 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 4.1% in the third and fourth quarters of 2011, respectively. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The second estimate for GDP growth in the second quarter was 1.7%. Moderating growth was partially due to weaker consumer spending, which rose only 1.7% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then increased to 8.2% in May 2012 and 8.3% in July. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales rose 2.3% on a seasonally adjusted basis in July 2012 versus the previous month. This represented the first monthly increase since April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $187,300 in July 2012, up 9.4% from July 2011. This marked the fifth consecutive month that home prices rose compared to the same period a year earlier and the largest year-over-year increase since January 2006.

While the manufacturing sector overcame a soft patch that occurred in the summer of 2011, it again weakened late in the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011 the manufacturing sector expanded at its weakest pace in two years, with a reading of 50.6 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI was then somewhat choppy over the next eight months, but rose as high as 54.8 in April 2012. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. While the PMI ticked up to 49.8 in July, it remained in contraction territory.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, on August 1, after the reporting period ended, the Fed said, “The [Federal Open Market] Committee will closely monitor incoming information on economic and financial developments and will provide additional

IV	Western Asset High Income Fund

Investment commentary (cont’d)

accommodation as needed to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

August 31, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset High Income Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield corporate bonds, debentures and notes and related instruments. The Fund may invest up to 40% of its assets in fixed income securities issued by foreign companies, including those in emerging market countries and may invest in fixed income securities denominated either in U.S. dollars or foreign currencies. The Fund’s investments may be of any maturity or durationi.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility during the reporting period, but ultimately generated positive results. Risk aversion generally ruled the markets in August and September 2011, given mostly disappointing economic data, the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. Most spread sectors then rallied in October, given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November, demand for the spread sectors resumed in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion during a portion of April and May 2012. The spread sectors then rallied in June and July as investor sentiment improved.

Both short- and long-term Treasury yields moved lower during the reporting period. When the period began, two-year Treasury yields were 0.36%. They moved as low as 0.16% on September 19, 2011 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 2.82% at the beginning of the period, their peak during the fiscal year. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher late in the month due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. When the reporting period ended on July 31, 2012, two-year Treasury yields were 0.23% and ten-year Treasury yields were 1.51%. All told, the Barclays U.S. Aggregate Indexiii, returned 7.25% for the twelve months ended July 31, 2012.

The high-yield market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)iv returned 8.00% for the twelve months ended July 31, 2012. Despite several setbacks for the Index, they were generally temporary in nature as investors looked to generate incremental yield in the low interest rate environment.

2	Western Asset High Income Fund 2012 Annual Report

Fund overview (cont’d)

After a weak start, the Index posted positive returns during seven of the last ten months covered by this report. During the reporting period as a whole, relatively less risky high-yield securities produced the best results. As measured by the Index, higher-rated BB-rated bonds outperformed lower-rated CCC-rated securities over the fiscal year, returning 9.15% and 5.67%, respectively.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. From a sector perspective, we increased the Fund’s allocation to Energy. The Fund’s cash position also rose. In contrast, we modestly reduced the Fund’s exposures to the Transportation, Technology and Wireless1 sectors. Additionally, we actively participated in the new issuance market by selectively purchasing securities that we felt were attractively valued.

The Fund employed U.S. Treasury futures to manage its yield curvev positioning and duration, which was a positive for performance during the reporting period. We utilized index credit default swaps and options on index credit default swaps to manage the Fund’s exposure to the high-yield market. This contributed to performance. Finally, currency forwards were used to hedge the Fund’s currency risk and manage our non-U.S. dollar currency exposures. They were positive for performance, primarily due to the success of hedging our exposure to the euro.

Performance review

For the twelve months ended July 31, 2012, Class A shares of Western Asset High Income Fund, excluding sales charges, returned 5.35%. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 8.00% for the same period. The Lipper High Current Yield Funds Category Average2 returned 8.43% over the same time frame.

Performance Snapshot as of July 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset High Income Fund:
Class A	6.15%	5.35%
Class B3	5.69%	4.48%
Class C♦	5.93%	4.91%
Class I	6.30%	5.48%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	6.05%	8.00%
Lipper High Current Yield Funds Category Average[2]	5.09%	8.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not

[1]	Wireless is included in the Telecommunication Services sector.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 533 funds for the six-month period and among the 526 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

Western Asset High Income Fund 2012 Annual Report	3

been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended July 31, 2012 for Class A, Class B, Class C♦ and Class I shares were 6.34%, 6.67%, 6.53% and 6.98%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 1, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C♦ and Class I shares were 1.00%, 1.55%, 1.45% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. In addition to having overweight positions in a number of strong performing securities, the Fund was successful at avoiding some of the weakest performers. During the reporting period, seven of the Fund’s ten largest overweight positions outperformed the Index, and five of the Fund’s ten largest underweight positions underperformed the Index.

The largest individual contributors to performance included overweights in Charter Communications (Charter Communications Inc. and CCO Holdings LLC), American International Group Inc. and its aircraft leasing arm International Lease Finance Corp. and Energy Future Intermediate Holding Co. Charter Communications, an operator of cable television systems in the U.S., offers a full range of traditional and digital cable television services. We felt the market was not valuing Charter Communications’ business appropriately given our expectations for strong growth in its small and medium enterprises segment, as well as its retail data businesses. Our holding in Charter Communications was rewarded, as the company posted solid fundamental results and improving free cash flow during the period. American International Group Inc.’s senior debt performed well as the company continued to reduce its debt levels and recapitalize its business. Management also remained focused on its fundamentals, which improved over the period. International Lease Finance Corp. continued to access the capital markets and extend its maturity profile. Prudent balance sheet management, along with improving fundamental results, caused the issuer’s bonds to perform well during the period. Energy Future Intermediate Holding Co. benefited primarily from strong balance sheet management. The company was able to continue to extend its maturity profile. The market responded favorably to the company’s steady fundamentals and its ability to secure extended financing through 2017.

Elsewhere, sector positioning in a number of areas was positive for results. Leading the way were our underweights in the Media/Non-Cable and Other Industrials sectors, as they underperformed the Index.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting

♦

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

4	Western Asset High Income Fund 2012 Annual Report

Fund overview (cont’d)

period was our quality biases. The portfolio’s overweight to lower-rated CCC-rated securities and underweight to higher-rated BB-rated securities were not rewarded given the underperformance of lower-rated securities during the fiscal year as a whole.

In terms of our sector positioning, having overweights to Transportation, Energy and Wireless were all detrimental to results, as they were the three worst performing sectors in the Index during the reporting period.

From an issuer perspective, overweight holdings that were negative for performance included Petroplus Finance Ltd. and Wind Acquisition Finance SA. Petroplus Finance is a European oil refiner. In December 2011, a $1 billion credit line to the company was frozen by its bank lenders. The company entered into negotiations to restore the credit line to avoid bankruptcy and it reduced its output and closed several refineries. Wind Acquisition Finance SA is the third largest wireless provider and the second largest wireline provider in Italy. Although the company’s fundamentals remain intact, performance for the company was volatile during the reporting period. We believe this was primarily due to the fact that the company is located in Italy, a peripheral European country that is a key concern in the ongoing European sovereign debt crisis.

Thank you for your investment in Western Asset High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 21, 2012

RISKS: The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2012 were: Energy (18.5%), Consumer Discretionary (17.7%), Industrials (14.2%), Financials (9.1%) and Materials (7.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Income Fund 2012 Annual Report	5

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2%Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Caa Component is comprised of Caa-rated securities included in this Index.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset High Income Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2012 and July 31, 2011 and does not include derivatives, such as futures contracts, swap contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset High Income Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2012 and held for the six months ended July 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.15%	$1,000.00	$1,061.50	1.04%	$5.33	Class A	5.00%	$1,000.00	$1,019.69	1.04%	$5.22
Class B	5.69	1,000.00	1,056.90	1.63	8.34	Class B	5.00	1,000.00	1,016.76	1.63	8.17
Class C♦	5.93	1,000.00	1,059.30	1.45	7.42	Class C♦	5.00	1,000.00	1,017.65	1.45	7.27
Class I	6.30	1,000.00	1,063.00	0.75	3.85	Class I	5.00	1,000.00	1,021.13	0.75	3.77

[1]	For the six months ended July 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C♦ shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

8	Western Asset High Income Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C♦	Class I
Twelve Months Ended 7/31/12	5.35%	4.48%	4.91%	5.48%
Five Years Ended 7/31/12	7.90	7.52	7.41	8.12
Ten Years Ended 7/31/12	9.42	9.09	8.91	9.68

With sales charges[2]	Class A	Class B	Class C♦	Class I
Twelve Months Ended 7/31/12	0.94%	0.20%	3.93%	5.48%
Five Years Ended 7/31/12	6.97	7.38	7.41	8.12
Ten Years Ended 7/31/12	8.95	9.09	8.91	9.68

Cumulative total returns
Without sales charges[1]
Class A (7/31/02 through 7/31/12)	145.98%
Class B (7/31/02 through 7/31/12)	138.75
Class C♦ (7/31/02 through 7/31/12)	134.88
Class I (7/31/02 through 7/31/12)	151.96

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C♦ shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

Western Asset High Income Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C♦ Shares of Western Asset High Income Fund vs. Barclays U.S. Corporate High Yield – 2% Issuer Cap Index† — July 2002 - July 2012

Value of $1,000,000 invested in

Class I Shares of Western Asset High Income Fund vs. Barclays U.S. Corporate High Yield – 2% Issuer Cap Index† — July 2002 - July 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C♦ shares and $1,000,000 invested in Class I shares of Western Asset High Income Fund on July 31, 2002, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

10	Western Asset High Income Fund 2012 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

B U.S. Corp. HY 2%	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Income	— Western Asset High Income Fund

Western Asset High Income Fund 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — July 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

B U.S. Corp. HY 2%	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Income	— Western Asset High Income Fund

12	Western Asset High Income Fund 2012 Annual Report

Schedule of investments

July 31, 2012

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 80.9%
Consumer Discretionary — 16.0%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	$415,752	(a)
Automobiles — 1.1%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	3,720,000		3,892,050
Escrow GCB General Motors	—	—	2,105,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	4,520,000		0	*(b)(c)(d)
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	1,140,000		1,256,631
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		569,288	(a)
Total Automobiles					5,717,969
Diversified Consumer Services — 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,040,000		1,092,000
ServiceMaster Co., Senior Notes	8.000%	2/15/20	700,000		779,625
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,678,600
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000		481,850
Total Diversified Consumer Services					4,032,075
Hotels, Restaurants & Leisure — 6.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,200,000		1,203,000	(a)
Ameristar Casinos Inc., Senior Notes	7.500%	4/15/21	500,000		541,250
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,213,258		1,027,023	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	340,000		351,900	(a)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,990,000		1,980,050	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	3,274,000		2,496,425
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	500,000		427,500
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,420,000		1,501,650	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,360,000		1,387,200	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,180,000		1,236,050	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,390,000		1,297,912	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	333,000		330,503	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,280,000		1,334,400	(a)

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	13

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,180,000	$1,184,425	(a)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000	210,900
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,605,000	1,801,612
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	430,000	445,050	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,480,000	3,079,800	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	4,140,000	4,554,000
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,770,000	2,048,775
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	250,000	273,125
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	350,000	367,063	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,510,000	2,629,225
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	1,130,000	1,104,575	(a)(f)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	190,000	200,925
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	150,000	0	(b)(c)(d)(g)
Wok Acquisition Corp., Senior Notes	10.250%	6/30/20	560,000	590,800	(a)
Total Hotels, Restaurants & Leisure				33,605,138
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,360,000	1,439,900
Leisure Equipment & Products — 0.3%
PC Merger Sub Inc., Senior Notes	8.875%	8/1/20	1,550,000	1,612,000	(a)
Media — 5.1%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	507,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,260,000	1,381,275
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,920,000	3,314,200
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	520,000	579,800
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	2,360,000	2,472,100	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	890,000	856,625	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	130,000	122,525	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,620,000	2,868,900	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	118,938

See Notes to Financial Statements.

14	Western Asset High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	5.875%	7/15/22	2,070,000	$2,142,450	(a)
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	235,000	260,556
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	460,000	502,550
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,390,000	1,449,075
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,450,000	1,283,250	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,430,000	2,150,550	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	490,000	553,700
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,360,000	1,054,000	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	460,000	480,700	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	710,000	768,575	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,925,000	2,136,750	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	1,850,000	1,928,625	(a)
Total Media				26,932,744
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	510,000	416,287	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,165,000	1,105,294
Total Multiline Retail				1,521,581
Specialty Retail — 0.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000	74,550
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	1,952,625	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,140,000	2,008,925
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	850,000	878,687	(a)
Total Specialty Retail				4,914,787
Textiles, Apparel & Luxury Goods — 0.7%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	790,000	823,575	(a)
Quiksilver Inc., Senior Notes	6.875%	4/15/15	2,910,000	2,749,950
Total Textiles, Apparel & Luxury Goods				3,573,525
Total Consumer Discretionary				83,765,471
Consumer Staples — 1.7%
Beverages — 0.1%
Innovation Ventures LLC/Innovation Ventures Finance Corp., Senior Secured Notes	9.500%	8/15/19	300,000	300,000	(a)
Food & Staples Retailing — 0.4%
New Albertsons Inc., Senior Notes	7.250%	5/1/13	750,000	741,563
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,520,000	1,592,200	(a)
Total Food & Staples Retailing				2,333,763

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	15

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — 0.6%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	580,000	$606,100	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,690,000	2,474,800	(a)
Total Food Products				3,080,900
Personal Products — 0.1%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	520,000	577,850	(a)
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,650,000	2,703,000
Total Consumer Staples				8,995,513
Energy — 17.2%
Energy Equipment & Services — 2.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	840,000	898,800
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,010,000	1,045,350
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	630,000	645,750	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	630,000	614,250	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,695,000	2,721,950	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,240,000	1,249,300
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	230,000	230,575	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,050,000	1,110,375
Parker Drilling Co., Senior Notes	9.125%	4/1/18	780,000	840,450
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	680,000	710,600	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,510,000	1,679,875	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	2,640,000	2,917,200
Total Energy Equipment & Services				14,664,475
Oil, Gas & Consumable Fuels — 14.4%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	750,000	736,875
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,270,000	1,114,425
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,190,000	1,264,375
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,010,000	1,050,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	260,000	270,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	760,000	805,600	(a)
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	960,000	942,000
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	450,000	451,125
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,320,000	2,349,000

See Notes to Financial Statements.

16	Western Asset High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	1,290,000	$1,180,350	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	850,000	931,813
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,060,000	1,113,000
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,290,000	1,422,225
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,920,000	2,049,600
Continental Resources Inc., Senior Notes	7.125%	4/1/21	305,000	346,938
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,230,000	1,285,350	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,054,588	2,290,941	(a)(d)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,590,000	1,688,381
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	530,000	520,725	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	1,440,750
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	410,000	478,612
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,450,000	1,663,875
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	1,155,000	1,260,382	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,730,000	2,484,300
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,610,000	1,642,200	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,550,000	1,652,687	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	560,000	551,600	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,160,000	1,226,700
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,740,000	1,831,350
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,310,000	1,365,675	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,850,000	1,896,250	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,710,000	1,368,000
Newfield Exploration Co., Senior Notes	5.625%	7/1/24	1,190,000	1,270,325
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,930,000	1,655,450
Parker Drilling Co., Senior Notes	9.125%	4/1/18	500,000	538,750	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,200,000	1,218,000
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,400,000	1,456,000
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	900,000	130,500	(a)(g)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	630,000	91,350	(a)(g)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	220,000	237,600
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	720,000	748,800
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	3,420,000	3,864,600

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	17

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	190,000	$204,250
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	453,096	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	760,000	782,800
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	4,435,000	4,290,862
Range Resources Corp., Senior Notes	5.000%	8/15/22	990,000	1,020,938
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	570,000	612,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	350,000	374,500
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,560,000	2,659,200	(a)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	1,750,000	1,933,750
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	500,000	512,500
SM Energy Co., Senior Notes	6.500%	1/1/23	2,410,000	2,461,212	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,120,000	1,153,600	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,400,000	2,478,000
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,540,000	2,132,058
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	950,000	864,500
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,400,000	1,680,000	(a)
Total Oil, Gas & Consumable Fuels				75,501,295
Total Energy				90,165,770
Financials — 7.1%
Commercial Banks — 3.0%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	355,000	362,987	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,800,000	2,154,267	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	1,320,000	1,320,000
CIT Group Inc., Senior Notes	5.375%	5/15/20	1,140,000	1,200,476
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	980,000	867,300	(a)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,560,000	2,331,223	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	2,020,000	2,594,371	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,090,000	959,200	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	970,000	977,756
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	720,000	691,344	(f)(h)
Santander Issuances SAU, Notes	5.911%	6/20/16	1,500,000	1,389,135	(a)
Societe Generale SA, Junior Subordinated Bonds	1.211%	4/5/17	1,960,000	883,176	(a)(f)(h)
Total Commercial Banks				15,731,235

See Notes to Financial Statements.

18	Western Asset High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 1.1%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		$322,988
Ally Financial Inc., Senior Notes	4.625%	6/26/15	1,200,000		1,238,939
Ally Financial Inc., Senior Notes	5.500%	2/15/17	530,000		552,689
Ally Financial Inc., Senior Notes	8.000%	3/15/20	2,020,000		2,411,375
Ally Financial Inc., Senior Notes	7.500%	9/15/20	190,000		222,300
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,033,544
Total Consumer Finance					5,781,835
Diversified Financial Services — 2.6%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	3,324,000		3,739,500
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	100,000		108,610	(f)(h)
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	600,000		616,260	(f)(h)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,650,000		1,707,750
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	3,030,000		3,427,687
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	245,000		286,344
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	880,000		1,034,000
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,330,000		1,443,050	(a)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,420,000		1,469,700	(a)(f)
Total Diversified Financial Services					13,832,901
Insurance — 0.2%
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	9/30/12	420,000		350,570	(f)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/7/87	830,000		869,425	(a)
Total Insurance					1,219,995
Real Estate Investment Trusts (REITs) — 0.2%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	700,000		752,500	(a)
Total Financials					37,318,466
Health Care — 4.4%
Health Care Equipment & Supplies — 0.2%
Hologic Inc., Senior Notes	6.250%	8/1/20	720,000		763,200	(a)
Health Care Providers & Services — 4.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,210,000		1,397,550
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,210,000		1,288,650
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	670,000		788,925
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	940,000		1,022,250
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	620,000		650,225

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	19

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,600,000	$3,226,500
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	750,000	785,625
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	860,000	898,700
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	910,000	974,837	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	525,000	588,656	(a)
HCA Inc., Notes	7.690%	6/15/25	573,000	560,108
HCA Inc., Senior Secured Notes	7.875%	2/15/20	2,725,000	3,079,250
HCA Inc., Senior Secured Notes	5.875%	3/15/22	1,200,000	1,297,500
INC Research LLC, Senior Notes	11.500%	7/15/19	650,000	646,750	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,300,000	1,079,000	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	400,000	419,000	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	830,000	722,100
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	590,000	687,350
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	1,280,000	1,387,200
US Oncology Inc. Escrow	—	—	1,045,000	20,900	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	595,000	624,750
Total Health Care Providers & Services				22,145,826
Total Health Care				22,909,026
Industrials — 13.0%
Aerospace & Defense — 1.5%
Ducommun Inc., Senior Notes	9.750%	7/15/18	920,000	956,800
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,680,000	2,894,400
Triumph Group Inc., Senior Notes	8.625%	7/15/18	840,000	940,800
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,965,000	3,217,025	(a)
Total Aerospace & Defense				8,009,025
Airlines — 2.0%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	703,432	705,190	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	137,476
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	74,288	81,346
Continental Airlines Inc., Pass-Through Certificates	8.388%	5/1/22	446,132	461,746
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,173,449	1,193,985
Continental Airlines Inc., Secured Notes	6.250%	10/22/21	470,000	487,038
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	110,000	114,950	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	805,000	833,175	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	171,273	175,126
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	579,018	624,644

See Notes to Financial Statements.

20	Western Asset High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	224,198	$228,682
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	341,392	368,703
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	4,432,000	4,692,380	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	538,000	559,520	(a)
Total Airlines				10,663,961
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,185,600	1,117,428	(a)(b)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	420,000	454,650	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,770,000	1,938,150	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	160,000	175,200	(a)
Total Building Products				3,685,428
Commercial Services & Supplies — 2.5%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,735,000	2,338,425	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,940,000	1,988,500
Cenveo Corp., Secured Notes	8.875%	2/1/18	820,000	717,500
Clean Harbors Inc., Senior Notes	5.250%	8/1/20	1,280,000	1,326,400	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,350,000	1,461,375
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	852,775	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,640,000	2,574,000	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	150,000	163,500
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,580,000	1,686,650	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	190,000	214,700
Total Commercial Services & Supplies				13,323,825
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,510,000	1,498,675	(a)
Machinery — 0.9%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,340,000	2,492,100	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	1,194,800	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	810,000	830,250	(a)
Total Machinery				4,517,150
Marine — 0.9%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,197,875	1,137,981	(a)(d)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,245,000	1,226,325	(a)

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	21

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Marine — continued
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,290,000	$2,158,325
Total Marine				4,522,631
Road & Rail — 1.7%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,737,144	3,372,772	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,240,000	2,217,600	(a)(d)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	875,000	995,313
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,880,000	2,119,700
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	410,000	444,850
Total Road & Rail				9,150,235
Trading Companies & Distributors — 1.0%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,410,000	1,471,688	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	3,584,000	3,821,440	(a)
Total Trading Companies & Distributors				5,293,128
Transportation — 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	2,570,000	1,529,150	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,250,000	2,131,875	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,190,000	3,205,950	(a)
Total Transportation				6,866,975
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	770,000	820,050	(a)
Total Industrials				68,351,083
Information Technology — 1.8%
Electronic Equipment, Instruments & Components — 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,560,000	1,794,000	(a)
Internet Software & Services — 0.3%
j2 Global Inc., Senior Notes	8.000%	8/1/20	700,000	707,875	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	960,000	1,020,000	(a)
Total Internet Software & Services				1,727,875
IT Services — 1.2%
First Data Corp., Secured Notes	8.250%	1/15/21	1,500,000	1,503,750	(a)
First Data Corp., Senior Notes	9.875%	9/24/15	470,000	479,400
First Data Corp., Senior Notes	10.550%	9/24/15	1,259,768	1,297,561
First Data Corp., Senior Notes	11.250%	3/31/16	990,000	947,925
First Data Corp., Senior Notes	12.625%	1/15/21	1,760,000	1,786,400
Total IT Services				6,015,036
Total Information Technology				9,536,911

See Notes to Financial Statements.

22	Western Asset High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 7.7%
Chemicals — 1.7%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,760,000		$1,993,200	(a)
Hercules Inc., Junior Subordinated Debentures	6.500%	6/30/29	570,000		478,800
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,023,225	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	460,000	EUR	585,788	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	835,000		910,150
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,380,000		2,748,900
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	835,000		949,812
Total Chemicals					8,689,875
Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,100,000		1,160,500	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	778,843	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	390,000		410,475	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		209,250	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,680,000	EUR	1,984,389	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,420,000		2,565,200	(a)
Total Containers & Packaging					7,108,657
Metals & Mining — 2.8%
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	1,610,000		1,626,100	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	390,000		401,700	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	2,610,000		2,616,525	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,220,000		1,290,150	(a)
Horsehead Holding Corp., Senior Secured Subordinated Notes	10.500%	6/1/17	620,000		613,800	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,480,000		2,349,000	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	870,000		630,750	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,650,000		1,559,250	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	1,630,000		839,450
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	810,000		818,100
Schaeffler Finance BV, Senior Secured Notes	8.500%	2/15/19	210,000		227,325	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,700,000		1,606,500
Total Metals & Mining					14,578,650
Paper & Forest Products — 1.9%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,920,000		2,059,200	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,593,000		2,599,482
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	700,000		744,345	(a)

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	23

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	2,220,000	$2,283,825	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000	570,400	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,170,000	1,205,100	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	499,000	399,200	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	35,000	14,000
Total Paper & Forest Products				9,875,552
Total Materials				40,252,734
Telecommunication Services — 6.1%
Diversified Telecommunication Services — 3.8%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	345,000	293,250
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,570,000	1,703,450	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	900,000	976,500	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	1,370,000	1,471,037
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,190,000	2,337,825	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	840,000	876,750
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,600,000	1,722,000
SBA Telecommunications Inc., Senior Notes	5.750%	7/15/20	590,000	623,188	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,350,000	1,515,375
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	230,000	240,350	(a)
West Corp., Senior Notes	8.625%	10/1/18	740,000	813,075
West Corp., Senior Subordinated Notes	11.000%	10/15/16	1,460,000	1,547,600
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	690,000	576,150	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,976,408	2,525,019	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,400,000	2,508,000
Total Diversified Telecommunication Services				19,729,569
Wireless Telecommunication Services — 2.3%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,230,000	1,309,950
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	540,000	547,425
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,330,000	1,197,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,940,000	2,940,000
Sprint Nextel Corp.	6.000%	12/1/16	3,040,000	3,093,200
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,810,000	3,287,700	(a)
Total Wireless Telecommunication Services				12,375,275
Total Telecommunication Services				32,104,844

See Notes to Financial Statements.

24	Western Asset High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 5.9%
Electric Utilities — 3.1%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,297,747	$1,508,631
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,090,000	2,246,750
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,630,000	1,385,500	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	3,640,000	3,776,500	(a)
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	1,543,814	1,613,286
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,175,317	1,131,243
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,310,000	3,475,500
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	860,000	273,050
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	810,000	603,450	(a)
Total Electric Utilities				16,013,910
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	40,000	55,884
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,339,850
Total Gas Utilities				1,395,734
Independent Power Producers & Energy Traders — 2.5%
AES Corp., Senior Notes	7.750%	10/15/15	350,000	400,750
AES Corp., Senior Notes	9.750%	4/15/16	1,265,000	1,527,487
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,070,000	1,120,825	(a)
Calpine Corp.	7.250%	10/15/17	150,000	163,125	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,030,000	664,350	(g)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	420,000	233,100
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,460,000	2,721,375
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,810,000	1,819,050	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,270,000	2,258,650	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	117,678	124,739
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,153,191	2,336,212
Total Independent Power Producers & Energy Traders				13,369,663
Total Utilities				30,779,307
Total Corporate Bonds & Notes (Cost — $424,060,703)				424,179,125

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	25

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Senior Loans — 3.1%
Consumer Discretionary — 0.4%
Diversified Consumer Services — 0.4%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	2,000,000	$2,040,834	(i)
Hotels, Restaurants & Leisure — 0.0%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	18,357	18,357	(i)
Total Consumer Discretionary				2,059,191
Energy — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	4,280,000	4,275,258	(i)
Financials — 0.5%
Capital Markets — 0.5%
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,700,000	2,673,000	(i)
Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., Term Loan B	7.250%	8/17/18	585,575	589,601	(i)
Industrials — 0.5%
Machinery — 0.4%
Intelligrated Inc., 2nd Lien Term Loan	10.500%	12/31/19	2,220,000	2,220,000	(i)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	220,795	220,795	(b)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	388,745	388,745	(b)(j)
Total Marine				609,540
Total Industrials				2,829,540
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	787,143	755,657	(i)
Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,840,432	1,932,453	(i)
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.748%	10/10/17	1,798,436	1,148,751	(i)
Total Collateralized Senior Loans (Cost — $16,257,448)				16,263,451
Convertible Bonds & Notes — 0.7%
Consumer Discretionary — 0.6%
Diversified Consumer Services — 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,687,000	3,207,690	(a)

See Notes to Financial Statements.

26	Western Asset High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	440,000	$363,827
Total Convertible Bonds & Notes (Cost — $2,616,356)				3,571,517

			Shares
Common Stocks — 1.8%
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			83,175	166,350	*(b)(d)
Media — 0.7%
Charter Communications Inc., Class A Shares			43,438	3,341,251	*
Total Consumer Discretionary				3,507,601
Energy — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			282,728,964	2,647,474	(b)(d)
Industrials — 0.6%
Marine — 0.6%
DeepOcean Group Holding AS			104,107	1,756,805	(d)
Horizon Lines Inc., Class A Shares			701,276	1,262,297	*
Total Industrials				3,019,102
Materials — 0.0%
Chemicals — 0.0%
Georgia Gulf Corp.			348	11,407
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			1,571	1	*(b)
Total Common Stocks (Cost — $9,030,301)				9,185,585
Convertible Preferred Stocks — 0.3%
Financials — 0.3%
Diversified Financial Services — 0.3%
Citigroup Inc. (Cost — $1,881,156)	7.500%		21,000	1,802,640
Preferred Stocks — 1.3%
Financials — 1.2%
Consumer Finance — 0.8%
GMAC Capital Trust I	8.125%		182,300	4,444,474	(f)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%		79,050	2,165,180	(f)
Total Financials				6,609,654

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	27

Western Asset High Income Fund

Security	Rate		Shares	Value
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		4,213	$421,300
Total Preferred Stocks (Cost — $6,877,799)				7,030,954

		Expiration Date	Notional Amount
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00		9/19/12	16,440,000	89,606
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.50		9/19/12	11,979,000	75,411
Total Purchased Options (Cost — $681,947)				165,017

			Warrants
Warrants — 0.1%
Buffets Restaurant Holdings		4/28/14	1,989	20	*(b)(d)
Charter Communications Inc.		11/30/14	3,790	108,015	*
Jack Cooper Holdings Corp.		12/15/17	2,140	160,500	*
Jack Cooper Holdings Corp.		5/6/18	945	70,875	*
Nortek Inc.		12/7/14	3,691	18,455	*(b)(d)
SemGroup Corp.		11/30/14	12,719	132,150	*(b)
Total Warrants (Cost — $106,306)				490,015
Total Investments — 88.2% (Cost — $461,512,016#)				462,688,304
Other Assets in Excess of Liabilities — 11.8%				61,830,077
Total Net Assets — 100.0%				$524,518,381

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security (unaudited).

(c)	Value is less than $1.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of July 31, 2012.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of July 31, 2012.

#	Aggregate cost for federal income tax purposes is $463,290,441.

See Notes to Financial Statements.

28	Western Asset High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset High Income Fund

Abbreviation used in this schedule:
EUR	— Euro

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Amount	Value
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Call	9/19/12	$98.00	10,197,000	$64,104
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	87.00	16,440,000	20,093
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.IG.18 Index, Put	9/19/12	130.00	54,450,000	60,396
Total Written Options (Premiums received — $468,795)				$144,593

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	29

Statement of assets and liabilities

July 31, 2012

Assets:
Investments, at value (Cost — $461,512,016)	$462,688,304
Foreign currency, at value (Cost — $251,203)	254,035
Cash	49,990,055
Interest receivable	9,669,823
Receivable for securities sold	9,268,127
Deposits with brokers for swap contracts	1,000,000
Receivable for Fund shares sold	759,969
Swaps, at value (net premiums paid — $615,398)	420,980
Receivable for open swap contracts	328,969
Unrealized appreciation on forward foreign currency contracts	210,137
Principal paydown receivable	31,531
Deposits with brokers for futures contracts	1,103
Prepaid expenses	32,289
Total Assets	534,655,322

Liabilities:
Payable for securities purchased	5,703,924
Payable for Fund shares repurchased	1,870,998
Swaps, at value (net premiums received — $1,312,816)	1,202,064
Investment management fee payable	261,118
Distributions payable	250,479
Service and/or distribution fees payable	169,246
Written options, at value (premiums received — $468,795)	144,593
Payable for open swap contracts	100,100
Unrealized depreciation on forward foreign currency contracts	30,860
Trustees’ fees payable	12,367
Accrued expenses	391,192
Total Liabilities	10,136,941
Total Net Assets	$524,518,381

Net Assets:
Par value (Note 7)	$869
Paid-in capital in excess of par value	646,161,763
Undistributed net investment income	217,052
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(123,456,153)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	1,594,850
Total Net Assets	$524,518,381

See Notes to Financial Statements.

30	Western Asset High Income Fund 2012 Annual Report

Statement of assets and liabilities (cont’d)

Shares Outstanding:
Class A	54,262,060
Class B	2,305,217
Class C♦	26,208,481
Class I	4,128,511

Net Asset Value:
Class A (and redemption price)	$6.03
Class B*	$5.97
Class C♦*	$6.06
Class I (and redemption price)	$6.05
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.30

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	31

Statement of operations

For the Year Ended July 31, 2012

Investment Income:
Interest	$37,816,145
Dividends	1,065,081
Less: Foreign taxes withheld	(1,695)
Total Investment Income	38,879,531

Expenses:
Investment management fee (Note 2)	2,821,320
Service and/or distribution fees (Notes 2 and 5)	1,913,286
Transfer agent fees (Note 5)	543,813
Registration fees	71,443
Legal fees	66,240
Audit and tax	59,036
Fund accounting fees	40,977
Shareholder reports	38,612
Insurance	13,239
Trustees’ fees	7,992
Custody fees	500
Miscellaneous expenses	5,314
Total Expenses	5,581,772
Net Investment Income	33,297,759

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,853,561)
Futures contracts	384,082
Written options	4,262,436
Swap contracts	(588,219)
Foreign currency transactions	53,307
Net Realized Gain	2,258,045
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(9,276,589)
Futures contracts	304,757
Written options	(997,598)
Swap contracts	(83,666)
Foreign currencies	181,222
Change in Net Unrealized Appreciation (Depreciation)	(9,871,874)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(7,613,829)
Increase in Net Assets from Operations	$25,683,930

See Notes to Financial Statements.

32	Western Asset High Income Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2012	2011

Operations:
Net investment income	$33,297,759	$35,724,694
Net realized gain	2,258,045	9,807,792
Change in net unrealized appreciation (depreciation)	(9,871,874)	16,424,856
Increase in Net Assets From Operations	25,683,930	61,957,342

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(35,115,619)	(37,510,685)
Decrease in Net Assets From Distributions to Shareholders	(35,115,619)	(37,510,685)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	208,131,553	132,630,929
Reinvestment of distributions	32,177,055	34,096,221
Cost of shares repurchased	(174,441,746)	(208,676,209)
Increase (Decrease) in Net Assets From Fund Share Transactions	65,866,862	(41,949,059)
Increase (Decrease) in Net Assets	56,435,173	(17,502,402)

Net Assets:
Beginning of year	468,083,208	485,585,610
End of year*	$524,518,381	$468,083,208
* Includes undistributed net investment income of:	$217,052	$798,591

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	33

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.17	$5.86	$5.12	$5.87	$6.56

Income (loss) from operations:
Net investment income	0.42	0.46	0.52	0.58	0.56
Net realized and unrealized gain (loss)	(0.12)	0.33	0.75	(0.77)	(0.68)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—
Total income (loss) from operations	0.30	0.79	1.28	(0.19)	(0.12)

Less distributions from:
Net investment income	(0.44)	(0.48)	(0.54)	(0.56)	(0.57)
Total distributions	(0.44)	(0.48)	(0.54)	(0.56)	(0.57)

Net asset value, end of year	$6.03	$6.17	$5.86	$5.12	$5.87
Total return[2]	5.35%	13.95%	25.84%[3]	(1.10)%	(2.10)%

Net assets, end of year (millions)	$327	$261	$273	$209	$230

Ratios to average net assets:
Gross expenses	1.03%	1.00%	0.99%	1.07%	0.93%
Net expenses[4]	1.03	1.00	0.99	1.07	0.93
Net investment income	7.23	7.53	9.31	12.69	8.78

Portfolio turnover rate	78%	90%	99%	51%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.63%. Class A received $468,885 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

34	Western Asset High Income Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.27	$5.96	$5.14	$5.89	$6.59

Income (loss) from operations:
Net investment income	0.39	0.44	0.50	0.56	0.52
Net realized and unrealized gain (loss)	(0.15)	0.34	0.75	(0.77)	(0.69)
Proceeds from settlement of a regulatory matter	—	—	0.08	—	—
Total income (loss) from operations	0.24	0.78	1.33	(0.21)	(0.17)

Less distributions from:
Net investment income	(0.54)	(0.47)	(0.51)	(0.54)	(0.53)
Total distributions	(0.54)	(0.47)	(0.51)	(0.54)	(0.53)

Net asset value, end of year	$5.97	$6.27	$5.96	$5.14	$5.89
Total return[2]	4.48%	13.37%	26.83%[3]	(1.63)%	(2.77)%

Net assets, end of year (millions)	$14	$24	$39	$45	$76

Ratios to average net assets:
Gross expenses	1.67%	1.55%	1.51%	1.55%	1.50%
Net expenses[4]	1.67	1.55	1.51	1.55	1.50
Net investment income	6.64	7.00	8.89	12.11	8.20

Portfolio turnover rate	78%	90%	99%	51%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.14%. Class B received $556,573 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	35

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C♦ Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.20	$5.89	$5.15	$5.90	$6.59

Income (loss) from operations:
Net investment income	0.40	0.43	0.50	0.56	0.53
Net realized and unrealized gain (loss)	(0.12)	0.33	0.74	(0.76)	(0.68)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—
Total income (loss) from operations	0.28	0.76	1.25	(0.20)	(0.15)

Less distributions from:
Net investment income	(0.42)	(0.45)	(0.51)	(0.55)	(0.54)
Total distributions	(0.42)	(0.45)	(0.51)	(0.55)	(0.54)

Net asset value, end of year	$6.06	$6.20	$5.89	$5.15	$5.90
Total return[2]	4.91%	13.30%	25.19%[3]	(1.48)%	(2.48)%

Net assets, end of year (millions)	$159	$166	$162	$147	$189

Ratios to average net assets:
Gross expenses	1.47%	1.45%	1.44%	1.51%	1.40%
Net expenses[4]	1.47	1.45	1.44	1.49 [5,6]	1.38 [5,6]
Net investment income	6.81	7.08	8.89	12.23	8.33

Portfolio turnover rate	78%	90%	99%	51%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 24.98%. Class C received $162,810 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets for Class C shares did not exceed 1.38%.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

See Notes to Financial Statements.

36	Western Asset High Income Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.20	$5.88	$5.14	$5.89	$6.59

Income (loss) from operations:
Net investment income	0.44	0.47	0.53	0.60	0.58
Net realized and unrealized gain (loss)	(0.13)	0.34	0.76	(0.77)	(0.69)
Total income (loss) from operations	0.31	0.81	1.29	(0.17)	(0.11)

Less distributions from:
Net investment income	(0.46)	(0.49)	(0.55)	(0.58)	(0.59)
Total distributions	(0.46)	(0.49)	(0.55)	(0.58)	(0.59)

Net asset value, end of year	$6.05	$6.20	$5.88	$5.14	$5.89
Total return[2]	5.48%	14.16%	26.00%	(0.71)%	(1.93)%

Net assets, end of year (millions)	$25	$17	$12	$7	$8

Ratios to average net assets:
Gross expenses	0.75%	0.81%	0.93%	0.74%	0.65%
Net expenses[3]	0.75 [4]	0.81 [4]	0.79 [4,5]	0.74	0.65
Net investment income	7.51	7.72	9.48	13.00	9.12

Portfolio turnover rate	78%	90%	99%	51%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Fund 2012 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund (formerly known as Legg Mason Western Asset High Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

38	Western Asset High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset High Income Fund 2012 Annual Report	39

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$420,861,161	$3,317,964	$424,179,125
Collateralized senior loans	—	16,263,451	—	16,263,451
Convertible bonds & notes	—	3,571,517	—	3,571,517
Common stocks	$4,614,956	1,756,805	2,813,824	9,185,585
Convertible preferred stocks	1,802,640	—	—	1,802,640
Preferred stocks	6,609,654	421,300	—	7,030,954
Purchased options	—	165,017	—	165,017
Warrants	—	471,540	18,475	490,015
Total investments	$13,027,250	$443,510,791	$6,150,263	$462,688,304
Other financial instruments:
Forward foreign currency contracts	—	$210,137	—	$210,137
Credit default swaps on credit indices — buy protection‡	—	420,980	—	420,980
Total other financial instruments	—	$631,117	—	$631,117
Total	$13,027,250	$444,141,908	$6,150,263	$463,319,421

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written Options	—	$144,593	—	$144,593
Forward foreign currency contracts	—	30,860	—	30,860
Credit default swaps on credit indices — sell protection‡	—	1,202,064	—	1,202,064
Total	—	$1,377,517	—	$1,377,517

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

40	Western Asset High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Common Stocks	Preferred Stocks		Warrants	Total
Balance as of July 31, 2011	$4,154,675	$2,417,490	$4,609,559	$421,300		$387,490	$11,990,514
Accrued premiums/discounts	22,693	—	—	—		—	22,693
Realized gain (loss)[1]	(132,948)	—	272,807	—		—	139,859
Change in unrealized appreciation (depreciation)[2]	(872,052)	—	(424,965)	(51,651)		(5,490)	(1,354,158)
Purchases	4,387,130	—	386,036	—		—	4,773,166
Sales	(1,052,379)	(1,640,000)	(272,807)	—		—	(2,965,186)
Transfers into Level 3	—	—	—	0	*	—	0	*
Transfers out of Level 3[3]	(3,189,155)	(777,490)	(1,756,806)	(369,649)		(363,525)	(6,456,625)
Balance as of July 31, 2012	$3,317,964	—	$2,813,824	—		$18,475	$6,150,263
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2012[2]	$(693,112)	—	$31,914	—		$(11,073)	$(672,271)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset High Income Fund 2012 Annual Report	41

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

42	Western Asset High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2012, the total notional value of all credit default swaps to sell protection is $39,600,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum

Western Asset High Income Fund 2012 Annual Report	43

potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract

44	Western Asset High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the

Western Asset High Income Fund 2012 Annual Report	45

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may

46	Western Asset High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $1,377,517. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,000,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Western Asset High Income Fund 2012 Annual Report	47

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$16,108,849	$(16,108,849)
(b)	$1,236,321	(1,236,321)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

48	Western Asset High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. Effective August 1, 2012, the expense limitation arrangement for Class A shares is 1.05%. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares (to be reclassified as Class C1 shares as of August 1, 2012) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plans authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

For the year ended July 31, 2012, LMIS and its affiliates received sales charges of approximately $59,102 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C♦
CDSCs	$92	$16,630	$6,438

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general

Western Asset High Income Fund 2012 Annual Report	49

obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2012, the Fund had accrued $7,135 as deferred compensation payable.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended July 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments
Purchases	$362,229,811
Sales	342,916,537

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,066,465
Gross unrealized depreciation	(20,668,602)
Net unrealized depreciation	$(602,137)

During the year ended July 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of July 31, 2011	196,980,000	$3,324,295
Options written	248,281,000	2,928,857
Options closed	(106,645,200)	(2,354,799)
Options exercised	—	—
Options expired	(257,528,800)	(3,429,558)
Written options, outstanding as of July 31, 2012	81,087,000	$468,795

At July 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank N.A.	421,234	$518,366	8/16/12	$(29,414)
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	100,000	123,059	8/16/12	8,724
Euro	Royal Bank of Scotland PLC	1,611,130	1,982,642	8/16/12	132,801
Euro	Royal Bank of Scotland PLC	167,000	205,510	8/16/12	9,152
Euro	Citibank N.A.	350,000	430,707	8/16/12	29,260
Euro	Citibank N.A.	400,000	492,236	8/16/12	26,245
Euro	Citibank N.A.	100,000	123,059	8/16/12	3,955
Euro	Citibank N.A.	350,000	430,707	8/16/12	(1,446)
					208,691
Net unrealized gain on open forward foreign currency contracts					$179,277

50	Western Asset High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

At July 31, 2012, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (Markit CDX.NA.HY.18 Index)	$24,750,000	6/20/17	5.000% quarterly	$(768,014)	$(823,313)	$55,299
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	4,950,000	6/20/17	5.000% quarterly	(153,603)	(162,240)	8,637
Bank of America Securities LLC (Markit CDX.NA.HY.18)	4,950,000	6/20/17	5.000% quarterly	(153,603)	(200,419)	46,816
Bank of America Securities LLC (Markit CDX.NA.HY.18)	4,950,000	6/20/17	5.000% quarterly	(126,844)	(126,844)	—
Total	$39,600,000			$(1,202,064)	$(1,312,816)	$110,752

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas (Markit CDX.NA.HY.17 Index)	$3,072,000	12/20/16	5.000% quarterly	$54,778	$79,937	$(25,159)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,824,000	12/20/16	5.000% quarterly	32,524	49,526	(17,002)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	3,552,000	12/20/16	5.000% quarterly	63,337	100,464	(37,127)
BNP Paribas (Markit CDX.NA.HY.18 Index)	8,712,000	6/20/17	5.000% quarterly	270,341	385,471	(115,130)
Total	$17,160,000			$420,980	$615,398	$(194,418)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

At July 31, 2012, the Fund held collateral received from BNP Paribas, in the amount of $205,461 on credit default swap contracts and/or credit default swaptions valued at $441,404. Net exposure to the counterparty was $235,943. Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Western Asset High Income Fund 2012 Annual Report	51

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2012.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$165,017	$165,017
Swap contracts[3]	—	420,980	420,980
Forward foreign currency contracts	$210,137	—	210,137
Total	$210,137	$585,997	$796,134

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$144,593	$144,593
Swap contracts[3]	—	1,202,064	1,202,064
Forward foreign currency contracts	$30,860	—	30,860
Total	$30,860	$1,346,657	$1,377,517

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$(1,578,696)	$(1,578,696)
Written options	—	—	4,262,436	4,262,436
Futures contracts	$384,082	—	—	384,082
Swap contracts	—	—	(588,219)	(588,219)
Forward foreign currency contracts	—	$100,486	—	100,486
Total	$384,082	$100,486	$2,095,521	$2,580,089

52	Western Asset High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$212,991	$212,991
Written options	—	—	(997,598)	(997,598)
Futures contracts	$304,757	—	—	304,757
Swap contracts	—	—	(83,666)	(83,666)
Forward foreign currency contracts	—	$188,229	—	188,229
Total	$304,757	$188,229	$(868,273)	$(375,287)

During the year ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$469,668
Written options	551,029
Forward foreign currency contracts (to buy)	934,853
Forward foreign currency contracts (to sell)	2,563,818
Futures contracts (to buy)†	1,848,450
Futures contracts (to sell)†	6,132,385

Average Notional Balance
Credit default swap contracts (to buy protection)	$8,343,538
Credit default swap contracts (to sell protection)	3,815,385

†	At July 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C (to be reclassified as Class C1 shares as of August 1, 2012) shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C (to be reclassified as Class C1 shares as of August 1, 2012) shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$690,714	$323,312
Class B	133,330	45,171
Class C♦	1,089,242	157,206
Class I	—	18,124
Total	$1,913,286	$543,813

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

Western Asset High Income Fund 2012 Annual Report	53

6. Distributions to shareholders by class

	Year Ended July 31, 2012	Year Ended July 31, 2011
Net Investment Income:
Class A	$20,773,185	$21,166,306
Class B	1,680,398	2,613,522
Class C♦	11,059,445	12,555,173
Class I	1,602,591	1,175,684
Total	$35,115,619	$37,510,685

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

7. Shares of beneficial interest

At July 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2012		Year Ended July 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	29,973,036	$175,884,391	16,032,794	$98,027,144
Shares issued on reinvestment	3,330,513	19,546,194	3,187,091	19,458,752
Shares repurchased	(21,314,697)	(125,191,516)	(23,414,497)	(142,089,508)
Net increase (decrease)	11,988,852	$70,239,069	(4,194,612)	$(24,603,612)

Class B
Shares sold	127,173	$744,311	724,787	$4,515,611
Shares issued on reinvestment	261,836	1,521,074	385,967	2,392,153
Shares repurchased	(1,984,691)	(11,622,682)	(3,775,388)	(23,611,687)
Net decrease	(1,595,682)	$(9,357,297)	(2,664,634)	$(16,703,923)

Class C♦
Shares sold	3,213,156	$18,740,988	3,651,874	$22,345,371
Shares issued on reinvestment	1,772,127	10,439,544	1,915,105	11,752,227
Shares repurchased	(5,560,497)	(32,663,222)	(6,317,121)	(38,940,699)
Net decrease	(575,214)	$(3,482,690)	(750,142)	$(4,843,101)

Class I
Shares sold	2,168,556	$12,761,863	1,261,700	$7,742,803
Shares issued on reinvestment	113,787	670,243	80,270	493,089
Shares repurchased	(840,760)	(4,964,326)	(653,958)	(4,034,315)
Net increase	1,441,583	$8,467,780	688,012	$4,201,577

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

54	Western Asset High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C*	Class C1♦	Class I
Daily 8/31/2012	$0.034695	$0.031116	$0.029727	$0.032192	$0.036057

*	Inception date for the new Class C shares (formerly known as Class R1 shares) is August 1, 2012.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$35,115,619	$37,510,685

As of July 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$561,764
Capital loss carryforward*	(121,677,728)
Other book/tax temporary differences(a)	(344,712)
Unrealized appreciation (depreciation)(b)	(183,575)
Total accumulated earnings (losses) — net	$(121,644,251)

*	As of July 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$(3,039,805)**
7/31/2014	(29,939)
7/31/2016	(6,902,446)
7/31/2017	(29,983,749)
7/31/2018	(64,100,133)
7/31/2019	(17,621,656)
$(121,677,728)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts, the differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a

Western Asset High Income Fund 2012 Annual Report	55

series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

56	Western Asset High Income Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Fund (formerly known as Legg Mason Western Asset High Income Fund), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 19, 2012

Western Asset High Income Fund	57

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

58	Western Asset High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Western Asset High Income Fund	59

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

60	Western Asset High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	159
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset High Income Fund	61

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

62	Western Asset High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset

High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset High Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0429 9/12 SR12-1743

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2011 and July 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $245,700 in 2011 and $893,850 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,200 in 2011 and $53,350 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in 2011 and $25,000 in 2012. These services consisted of the review and issuance of consent on Form N-1A registration for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 26, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	September 26, 2012